Securities Act File No. 333-59745


                                  PILGRIM FUNDS

                       Supplement dated November 21, 2001
                   to the Statement of Additional Information
                             dated November 1, 2001

     ADOPTION OF FUNDAMENTAL INVESTMENT RESTRICTION ON PURCHASE AND SALE OF COMMODITIES

     On November 2, 2001, the Board of Trustees of Pilgrim Funds Trust adopted a fundamental investment restriction regarding the purchase and sale of commodities and commodity contracts. The following disclosure is added under " Investment Restrictions " on page 40 of the Global Real Estate Statement of Additional Information:

     The Fund has adopted investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restriction number 10 is not a fundamental policy and may be changed by vote of a majority of the members of the Board of Trustees at any time. The Funds, except as indicated, may not:

     (9) Purchase or sell commodities or commodity contracts except for stock futures contracts, interest rate futures contracts, index futures contracts, and foreign currency futures contracts and options thereon, in accordance with the applicable restrictions under the 1940 Act.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.